                                                                EXHIBIT 10.26

                             OHIO OPEN END MORTGAGE
[BANK ONE LOGO]              AMOUNT $720,000.00
                                    ---------------

        The undersigned, OIOPT Acquisition Corp. ("Mortgagor"), for the following purposes and in consideration of --Seven Hundred Twenty Thousand and 00/100-------Dollars ($720,000.00) paid by BANK ONE, Dayton, NA, having an office at Kettering Tower Dayton, Ohio 45401 ("Mortgagee") does grant and convey unto Mortgagee, its successors and assigns, all right, title and interest Mortgagor now has or hereafter may have in and to all the premises located in Moraine, Montgomery County, Ohio more specifically described in Exhibit A attached hereto and made a part hereof, including such real property, all buildings now or hereafter attached to or used in connection therewith, all hereditaments privileges and appurtenances thereunto belonging, all fixtures and articles annexed thereto as permanent accessions now or hereafter used in connection therewith, and all leases, rents, issues and profits which may arise therefrom, be the same more or less, but subject to all legal highways ("Mortgaged Property").

1. USE AND PURPOSE. To have and to hold the Mortgaged Property to Mortgagee, its successors and assigns, for the use and purpose of securing the following (collectively "Indebtedness" or "Obligations"):

        (a) DEBT SECURED. Payment of the Indebtedness evidenced by the following instruments, including any amendments, extensions or renewals thereof in the aggregate sum of the consideration expressed above with interest, and the performance and observance of each term thereof by the parties obligated thereon and any guarantor thereof (singularly and collectively "Obligor"):

                (i)  Promissory Note            $720,00.00                      OIOPT Acquisition Corp.
                     --------------------       -----------     -------------   -------------------------
                     Instrument                 Amount          Date                     Obligor

                        Educational Medical, Inc.
                        -------------------------   ------------------------    ---------------------
                                Guarantor                  Obligor                     Obligor

        (b) ADVANCES FOR TAXES, INSURANCE, ETC. Upon request of Mortgagee, Mortgagor also hereby agrees to pay to Mortgagee monthly a sum equal to 1/12 of the annual taxes, assessments and reassessments
                levied against the Mortgaged Property and     of the annual
                premium of insurance insuring the Mortgaged Property as estimated or computed in each instance by Mortgagee, which payments Mortgagee is hereby authorized to accumulate and commingle with other funds of Mortgagee without any obligation to pay interest thereon and use for the payment of taxes, assessments, reassessments and insurance premiums, as they become due and payable, provided the amount deposited with Mortgagee for such purposes including any amount of additional deposit requested by Mortgagee is sufficient with which to pay the same. In addition to the right herein granted and in addition to the Indebtedness and Obligations secured hereby, this Mortgage will also secure unpaid balances of advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Mortgaged Property;

        (c) OTHER ADVANCES. Payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to any term or provision of this Mortgage;

        (d) PERFORMANCE. Performance and observance of each covenant and agreement herein, in the Indebtedness and Obligations secured and in any other agreement relating to such, as construction loan agreements and contracts;

        (e) FUTURE ADVANCES. Unpaid balances of loan advances made after this Mortgage will be delivered to the recorder for recording to the extent that the total unpaid indebtedness, exclusive of interest thereon, does not exceed the consideration set forth above which will be the maximum amount of indebtedness that may be outstanding at any time; and

        (f) OTHER DEBTS. Payment by Mortgagor to Mortgagee of all other liabilities and indebtedness, direct or contingent, now or hereafter owing by Mortgagor to Mortgagee.

2. COVENANTS OF MORTGAGOR. Mortgagor covenants and agrees with Mortgagee as follows:

        (a) TITLE AN USE. At the time hereof Mortgagor is well seized of the Mortgaged Property, has title with a good and indefeasible estate in fee simple and has good right to bargain, sell convey, and encumber as set forth herein; that Mortgagor will warrant and defend title to the Mortgaged Property forever against the claims and demands of all persons whomsoever, that the Mortgaged Property is free and clear of all easements, reservations, conditions, restrictions and encumbrances whatsoever, except liens for taxes and assessments not yet due and payable, building and use restrictions of record, zoning ordinances, if any, and the exceptions which may be set forth on Exhibit B attached hereto and made a part hereof;, that to the best of Mortgagor's knowledge the Mortgaged Property while held by Mortgagor or any previous owner has not been used contrary to law to use, generate, store or dispose of materials such as toxic waste or hazardous substances commonly identified by governmental regulations as hazardous including but not limited to flammable, explosive, corrosive, reactive, radioactive or otherwise hazardous to human use of the Mortgaged Property ("Hazardous Materials") and there has been no seepage, spills, release or discharge of Hazardous Materials on the Mortgaged Property at any time.

        (b) INSURANCE. Mortgagor will keep all buildings and other insurable property now or hereafter erected or placed in or on the Mortgaged Property insured against loss or damage by fire, flood, builder's risk, the several hazards comprehended from time to time within all risk, extended coverage terms, including boiler and pressure vessel hazards, if applicable, war damage, when available, and such other hazards, casualties and contingencies, in such amounts at replacement costs, and for such periods as may be required by Mortgagee and at no time will the amount of fire and extended coverage be less than the full insurable value of the Mortgaged Property. Further Mortgagor will maintain comprehensive public liability insurance for injuries to persons, including death, and property damage or loss of use in amounts acceptable to Mortgagee. All such insurance will be carried in companies approved by Mortgagee and will include a provision satisfactory to it making loss payable to Mortgagee or naming Mortgagee as an insured as its interest may appear. Mortgagor will promptly pay when due all insurance premiums and upon request of Mortgagee will promptly deliver the policies, certificates of insurance or any renewal thereof to Mortgagee. Should any loss occur to the the Mortgaged Property, Mortgagor will promptly give written notice to Mortgagee of such loss or damage and will not adjust or settle such loss without the written consent of Mortgagee, and Mortgagee is hereby appointed attorney-in-fact for Mortgagor to make proof of loss or damage if Mortgagor fails to do so promptly, to receive any sums collected under said policies, which sums or any part thereof at the option of Mortgagee may be applied as payment for the indebtedness or to the restoration or repair of the Mortgaged Property so destroyed or damaged, and, in the event any insurance losses are paid by check, draft or other instrument payable to Mortgagor, Mortgagee may endorse Mortgagor's name thereon and take such further steps in behalf of Mortgagor as are necessary to realize on such instrument. Application of insurance proceeds to payment indebtedness will not extend, postpone, or waive installments otherwise due, or change the amount of payments to be made, and proceeds may be applied in such order and in such amounts as Mortgagee may elect. In the event of foreclosure of this Mortgage, all right, title and interest of Mortgagor in and to any insurance policies then in force will pass to Mortgagee who is hereby appointed attorney-in-fact for Mortgagor to assign and transfer such policies.

        (c) MAINTENANCE. Mortgagor will at all times maintain the Mortgaged Property in good and substantial repair, free from waste or nuisance of any kind; will make all repairs, replacements, improvements and additions which may be necessary to preserve and maintain the Mortgaged Property; will permit the Mortgagee, its agents or representatives, to inspect the same at any reasonable time; will comply with any reasonable requirements made by Mortgagee with respect to maintaining and preserving the Mortgaged Property; has an will comply with all laws, ordinances and regulations affecting the Mortgaged Property or its use and will not use, generate, store or dispose of Hazardous Materials in, on, under or around the Mortgaged Property or permit anyone to use the Mortgaged Property for such purposes and will not permit to occur any seepage, spill, release or discharge of Hazardous Materials on or onto the Mortgaged Property at any time, and will indemnify Mortgagee for any loss arising out of the presence of Hazardous
                Materials in any way on the Mortgaged Property and any violation of federal, state or local environmental laws or regulations, such as clean up costs, personal injury or death, restoration, and remedial actions; will not alter, destroy or remove any of the Mortgaged Property or permit the Mortgaged Property to be altered, destroyed or removed or used for any purpose other than that for which it is not used or permit the Mortgaged Property to be altered, destroyed or removed or used for any purpose other than that for which it is now used or permit any easement thereon without first obtaining
                Mortgagee's written permission; will complete in good workmanlike manner any building or improvement

                      BANK ONE is an affiliate of BANK ONE CORPORATION, Columbus, Ohio
                                                      -BANK ONE CORPORATION 1991
                which is being or may be constructed or repaired thereon: will pay when due all claims for labor performed and material furnished and will not permit any lien of mechanics or materialmen nor any judgment lien to attach to the Mortgaged Property. Mortgagor hereby authorizes and empowers Mortgagee at its option to do all things authorized or required to be done by Mortgagee under any present or future law of the State of Ohio relating to improvement of or payment of encumbrances on the Mortgaged Property or to the granting of liens for work, labor, material or machinery in connection with the construction of any building or other improvement on the Mortgaged Property in protection of Mortgagee's interest therein and Mortgagee will be subrogated to the claims of any party paid with the proceeds.

        (d) CONSTRUCTION. If any building or other improvements of the Mortgaged Property are to be constructed or are under construction and are not completed, Mortgagee will have the right, upon the happening of any event of default, to enter into possession of the Mortgaged Property and perform any and all work and labor necessary to complete improvements substantially in accordance with the plans and specifications therefor and employ watchmen to protect the Mortgaged Property; all sums expended by Mortgagee for such purposes will be deemed to have been paid to Mortgagor and secured by this Mortgage. For this purpose, Mortgagor hereby constitutes and appoints Mortgagee its true and lawful attorney-in-fact with full power of substitution to complete to the construction in the name of Mortgagor, and hereby empowers said attorney or attorneys to use any funds of Mortgagor including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing construction in the manner called for by the plans and specifications; to make such additions and changes and corrections in the plans and specifications which will be necessary or desirable to complete construction as Mortgagee deems necessary in its sole judgment and in substantially the manner contemplated by the plans and specifications; to employ such contractors, subcontractors, agents, architects and inspectors as will be required for said purposes; to enforce or otherwise without limitation deal with any bonding or insurance company under any policy required hereunder as Mortgagor might do in its own behalf; to pay, settle or compromise all existing bills and claims which are or may be liens against the Mortgaged Property, or which may be necessary or desirable for the timely completion of construction or the removal of liens and encumbrances; to execute all applications and certificates in the name of Mortgagor which may be required by any construction contract to do any and every act with respect to construction which Mortgagor may do in its own behalf; and to prosecute and defend all actions or proceedings in connection with improvements on the Mortgaged Property and to take such action and require such performance as Mortgagee deems necessary. This power of attorney will be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact will also have power to prosecute and defend all actions or proceedings in connection with the construction of improvements on the Property and to take such action and require such performance as is deemed necessary.

                Mortgagee will not be liable for any loss sustained by Mortgagor resulting from Mortgagee's failure to enforce the power of attorney granted herein or from any other act or omission of Mortgagee in managing the Mortgaged Property. Nor will Mortgagee be obligated to perform or discharge nor does Mortgagee hereby undertake to perform or discharge any obligation, duty or liability with respect to improvements and Mortgagor will indemnify Mortgagee for, and hold Mortgagee harmless from, any and all liability, loss or damage which may or might be incurred in the exercise or failure to exercise any of the rights granted to Mortgagee under this section or by reason of any assignment to Mortgagee of the construction contract, architectural agreements, plans and specifications and other contract rights with respect to the Mortgaged Property. Should Mortgagee incur any such liability or in defense of any claims or demands relating thereto, the amount thereof, including costs, expenses and reasonable attorney's fees, will be secured hereby and Mortgagor will reimburse Mortgagee therefore immediately upon demand. It is further understood that this section will not operate to place responsibility upon Mortgagee for the control, care, management or repair of the Mortgaged Property or for the carrying out construction; nor will it operate to make Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the contractor or or any other parties, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss, injury, or death to any contractor, subcontractor, licensee, invitees, employee, agent or stranger.

        (e) TAXES. Mortgagor will pay before they become delinquent, all taxes (both general and special), agreements, water rates, sewer service or other governmental or municipal charges, fines or impositions lawfully levied or assessed against the Mortgaged Property, or any part thereof, or upon the rents, income and profits thereof, so that the lien and priority of this Mortgage will be fully preserved; will promptly at the request of Mortgagee deliver to Mortgagee the receipt showing such payment; and will allow no payment of any taxes, assessments or governmental charges by a third party with subrogation attaching; nor permit the Mortgaged Property or any part thereof to be sold or forfeited for any tax, assessment or governmental charge whatsoever.

        (f) FURTHER ASSURANCES, CONDEMNATION. Mortgagor will execute, acknowledge and deliver all and every further assurance in law for the better assuring, conveying, assigning and transferring to Mortgagee the Mortgaged Property hereby conveyed in such manner as Mortgagee will require. All awards of damages in connection with any condemnation or exercise of the power of eminent domain for public use of or injury to any of the Mortgaged Property are hereby assigned and will be paid to Mortgagee, who may apply the same to payment of the indebtedness, including a foreclosure deficiency and Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acqittances thereof and to appeal to any such award. Application of proceeds to payment of indebtedness will not extend, postpone, or solve installments otherwise due, or change the amount of payments to be made, and proceeds may be applied in such order and in such amounts as Mortgagee may elect.

3. EVENTS OF DEFAULT. Mortgagee will have the Remedies and powers set forth herein upon occurrence of any of the following "Events of Default": (a) failure of Mortgagor or Obligor to make payment when due of the principal or interest of the structured indebtedness or failure to perform any terms of the Obligations; (b) failure of Obligor to furnish satisfactory additional collateral; (c) failure of Mortgagor to comply with any of the terms and conditions of this Mortgage; (d) death of Mortgagor or Obligor, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for Mortgagor or Obligor or any property of Mortgagor or Obligor, assignment for the benefit of creditors or commencement of any proceeding under any bankruptcy, reorganization, arrangement or liquidation law for Mortgagor or Obligor, or if such proceedings are commenced by a creditor and remain undismissed for thirty (30) days; (e) failure of Mortgagor or Obligor to pay when due any premium on any policy of life or other insurance pledged hereunder, or held in connection with the Mortgaged Property; (f) Mortgagee deeming itself insecure and in good faith believing that the prospect of payment or performance by Mortgagor or Obligor is impaired; (g) the filing of a judgment or statutory lien or the institution of any proceedings by foreclosure, attachment, levy or otherwise against Mortgagor, Obligor, the Mortgaged Property or any other collateral securing the indebtedness;
        (h) failure of Mortgagor or Obligor to furnish Mortgages within thirty
        (30) days after written request by Mortgagee, current financial statements in form satisfactory to Mortgagee or to permit inspection of any Mortgagor's or Obligor's books or records; (i) any representation, warranty, statement, report, or application made, or furnished, by Obligor or Mortgagor proving to have been false, or erroneous, in any material respect at the time of the making thereof;
        (j) the issuance of any tax levy or lien against Mortgagor or Obligor or the failure to pay, withhold, collect or remit any tax when assessed or due; (k) abandonment, sale, or transfer of the Mortgaged Property by contract to sell or lease, by conveyance, assignment of lease, rents or rights thereto, encumbering or granting other rights therein, by Mortgagor; (l) a bulk sale of Obligor's assets; or (m) the suspension of liquidation of Obligor's business.

4. REMEDIES. Upon an Event of Default Mortgagee may at its option without notice and without affecting the validity or priority of the lien hereby created or any right of Mortgagee hereunder:

        (a) Perform any such defaulted covenant or agreement to such extent as Mortgagee will determine and enter upon the Mortgaged Property, inspect, repair and maintain the same and perform such other acts thereon as Mortgagee will deem necessary or advisable for any of the above purposes and all funds so advanced by Mortgagee with interest thereon at the highest rate applicable to the indebtedness as set forth in any instrument evidencing the Indebtedness, from the date advanced until paid will be secured hereby and will be repaid promptly without demand. Nothing herein will be construed as requiring Mortgagee to advance funds for any of the aforesaid purposes. Mortgagee will have the right to take possession of the Mortgaged Property, manage it and collect the rents, issues and profits therefrom and apply the same less reasonable costs of collection upon the indebtedness. Any and all of the rights and remedies granted by this paragraph will accrue and become available to Mortgagee upon such default whether or not a receiver has been appointed or a foreclosure action has been commenced;

        (b) Declare without notice all sums secured hereby immediately due and payable whether or not such default be remedied by Mortgagor, to enforce any of the rights which accrue to Mortgagee hereunder and to enforce any right or remedy of Mortgagee under the laws of the State of Ohio. Upon commencement of any judicial proceedings to enforce any right under this Mortgage, the court in which such proceedings are brought, at any time thereafter (without notice to Mortgagor or any party claiming under Mortgagor, such notice being hereby expressly waived, and without reference to the then value of the Mortgaged Property, to the use of the Mortgaged Property as a homestead or to the solvency or insolvency of any Obligor or other grounds for extraordinary relief) may appoint a receiver for the benefit of Mortgagee with power to take immediate possession of the Mortgaged Property, manage, rent and collect the rents, issues and profits thereof and such rents, issues and profits when collected may be applied toward the payment of the indebtedness and the costs, taxes, insurance or other items necessary for the protection and preservation of the Mortgaged Property, including the expenses of such receivership. In the event of a sale, judicial of otherwise, of the Mortgaged Property, the Mortgaged Property may be sold in one or more parcels as the Mortgagee may determine.

        WAIVER. To the extent permitted by law Mortgagor will not claim the benefit of any stay, extension, valuation, appraisement or redemption law now or at any time hereafter in force.

        AVAILABILITY OF REMEDIES. Every right and remedy provided in this Mortgage whether herein or by law conferred and may be enforced concurrently therewith and no acceptance of the performance of any obligation as to which Mortgagor will be in default, or waiver of particular or single performance of any obligation or observance of any covenant, will be construed as a waiver of the obligation or covenant or as a waiver of any other default then, theretofore or thereafter existing. Mortgagee's acceptance of less than the entire payment of principal due or receipt of interest computed at a rate less than the maximum permitted to be charged under the terms of any Obligation or Indebtedness will not constitute a waiver of Mortgagee's rights hereunder to thereafter require payment of the full amount of principal and interest computed at such maximum rate and receipt of payments after maturity, by acceleration, declaration, or otherwise of any instrument of indebtedness in an amount less than that due will not constitute a waiver of Mortgagee's rights to full payment unless so agreed in writing.

7. INDULGENCE. Mortgagee may, at any time and without notice, deal with Mortgagor or grant to Mortgagor or any Obligor any indulgence or forbearance or any extension of time of payment of the Indebtedness, or a release of liability for payment of the secured indebtedness, or may, with or without consideration, release portions of the Mortgaged Property from the lien hereof. No such act or acts of Mortgages will effect the personal liability of any other Obligor for payment of the Indebtedness or the lien of this Mortgage upon the remainder of the Mortgaged Property for the full amount of the

        Indebtedness. Assumption of liability for the payment of the Indebtedness by any other party will not release Mortgagor from liability for the payment of the secured indebtedness, and the consent of Mortgagee to any such assumption or to any sale, lease, conveyance or transfer of the Mortgaged Property will not be construed as a release of any Obligor. No delay or omission of Mortgagee to exercise any right, power or remedy occurring upon any default will exhaust or impair such right, power or remedy or will be construed to be a waiver of any such default or acquiescence therein; and every right, power and remedy given by this Mortgage may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

8. JOINT AND SEVERAL LIABILITY. The term "Mortgagor" wherever used in this Mortgage will include the joint and several liability of not only the persons signing this Mortgage, but also any person or persons who hereafter may assume payment of any or all of the Indebtedness, together with respective heirs, representatives, successors and assigns of such persons, and the term "Mortgagee" wherever used in this Mortgage will include any lawful owner, holder or pledgee of any Indebtedness.

9. FINANCIAL STATEMENTS. As long as the indebtedness remains unpaid in whole or in part, Mortgagor agrees to furnish Mortgagee upon request by Mortgagee, at such times reasonably required by Mortgagee, financial statements certified by Mortgagor, including balance sheets and statements of income and expense for such period requested by Mortgagee including such information with respect to the Mortgaged Property as Mortgagee will request.

10. DOWER. The undersigned, spouse of Mortgagor, if any, does hereby remiss, release and forever quit-claim unto Mortgagee, its successors and assigns all right, title and expectancy do dower in the Mortgaged Property.

11. FEES AND EXPENSES. If Mortgagee incurs any costs and expenses (including reasonable attorneys' fees) in connection with any action or proceeding to sustain the lien of this Mortgage of its priority or to enforce any of Mortgagee's rights hereunder or to recover any Indebtedness, or for any title examination or title insurance policy relating to title to the Mortgaged Property required by Mortgagee, or in curing any default of Mortgagor under any lease, or other agreement, all such sums will be paid by Mortgagor on demand, together with interest thereon at the default rate from date of payment by Mortgagee. To the maximum extent permitted by law, such sums will be secured by this Mortgage and will be a lien on the Mortgaged Property prior to any right, title or interest claimed upon the Mortgaged Property subordinate to the lien of this Mortgage.

12. TIME IS OF THE ESSENCE. Time is of the essence in the performance of the terms of this Mortgage, the Indebtedness and the Obligations.

13. INDEMNIFICATION. Mortgagor will protect, save harmless and Indemnify Mortgagee from and against any and all claims, liabilities, costs and expenses, of whatever nature. (Including court costs and attorneys' fees), which may arise or result directly or indirectly, by reason of the use, occupation or operation of the Mortgaged Property or any part thereof, or of any violation of any covenants of this Mortgage.

14. ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby absolutely and unconditionally assigns, transfers and sets over unto Mortgagee, its successors and assigns, all present and future leases covering all or any part of the Mortgaged Property and all of the rents, income, receipts, revenues, issues and profits now due or which may hereafter become due under the leases of any extensions or renewals thereof, together with any and all rights and remedies which Mortgagor may have against any tenant under any of the leases or others in possession of the Mortgaged Property.

                Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any of the leases; and Mortgagor hereby agrees to indemnify Mortgagee for, and to save Mortgagee harmless from, any and all liability, damage or expense arising from any of the leases or from this assignment, including attorneys' fees. This assignment shall not place responsibility for the control, care, management or repair of the Mortgaged Property upon Mortgagee. Upon any default in the payment of the indebtedness, or upon any default in performance or observance of any of the terms, covenants or agreements of this Mortgage or any one or more of the other instruments securing the Indebtedness and Obligations all rents assigned hereunder shall be paid directly to Mortgagee, and Mortgagee may notify the tenants under the leases (or any other parties in possession of the Mortgaged Property) to pay off the rents directly to Mortgagee. Rents collected by Mortgagee may be applied toward the payment of taxes, assets, insurance premiums, repairs, protection of the Mortgaged Property, and other charges against the Mortgaged Property, or in the reduction of the Indebtedness and the payment of interest as Mortgagee may elect.

                Mortgagor shall not lease the Mortgaged Property without Mortgagee's consent, however, if Mortgagee consents to a lease Mortgagor will comply with and observe the duties of lessor thereunder and Mortgagor will furnish Mortgagee with a copy upon request. Mortgagor agrees to provide Mortgagee a separate Assignment of Lease upon request to clarify the rights of Mortgagor and Mortgagee therein. The absence of a separate assignment will not affect the rights of Mortgagee granted hereby.

15. NOTICES. Any provision in this Mortgage requiring or permitting notice or demand or request will be deemed satisfied by written notice personally served on Mortgagor or Mortgagee, as the case may be, or as of the fifth (5th) day after being mailed by United States Postal Service, registered or certified mail, return receipt requested, postage prepaid, addressed to Mortgagor as follows:

                OIOPT Acquisition Corp.
                ----------------------------------------------
                2029 Edgefield Rd.
                ----------------------------------------------
                Moraine, Ohio
                ----------------------------------------------

        and addressed to Mortgagee as follows:

                BANK ONE, Dayton, NA
                         -------------------------------------
                 Kettering Tower
                ----------------------------------------------
                 Dayton, Ohio  45401
                ----------------------------------------------
                Attn:  Commercial Financial Services Division
                ----------------------------------------------

        Either party may, by written notice to the other in the above manner, specify a different address for notice purposes.

16. CONFLICTS. The terms of this Mortgage will prevail over conflicting terms set forth in any of the Obligations secured.

17. SEVERABILITY. In the event that any provision of this Mortgage, the Indebtness or Obligations or any other agreement conflicts with applicable law, such conflict will not affect other provisions of this Mortgage, which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage, the Indebtedness and Obligations, and other agreements are declared to be severable.

18.     FURTHER ASSURANCES.  Mortgagor will, at its own expense, within fifteen
        (15) days after request by Mortgagee, do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers, security interests, security agreements, financing statements, renewals, certificates, affidavits, continuation statements and other documents and assurances necessary or proper to effectuate, complete, or perfect, or to continue and preserve, the Obligations of Mortgagor and the lien provided for by this Mortgage in the Mortgaged Property or any part thereof.

19. GOVERNING LAW. This Mortgage will be construed, interpreted, enforced and governed by and in accordance with laws of the State of Ohio.

20. CAPTIONS & HEADINGS, GENDER & NUMBER. The captions or headings of the provisions hereof are for convenience of reference only and will not define or limit the terms hereof. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it will equally include the other.

21. PROVIDING ALWAYS, that if Mortgagor will pay to Mortgagee the secured Indebtedness with Interest and perform the secured Obligations at the time and in the manner provided therein or under this Mortgage, then these presents will be void and this Mortgage will be released and cancelled at the cost of Mortgagor.

        IN WITNESS WHEREOF, this Open End Mortgage has been executed at Dayton, Ohio, this 14th day of July, 1993.

Signed, acknowledged and                        OIOPT Acquisition Corp.
delivered in the presence of:                   -------------------------------


/s/ Michael P. Moloney                          BY: /s/ Vince Pisano
- ------------------------------                      ---------------------------
  Michael P. Moloney                                    Vince Pisano

/s/ Scott E. Roman                              ITS: V.P. - CFO
- ------------------------------                      ---------------------------
  Scott E. Roman

                            PERSONAL ACKNOWLEDGMENT

STATE OF__________________________)
                                  ) SS.
COUNTY OF_________________________)

     Before me, a Notary Public in any for said county and state, personally appeared the above named_____________________________________________________
and _____________________________who acknowledged signing the foregoing instrument and that the same is his/her/their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and offical seal at ____________________________________________, this day of
_____________________, 19_________.

                                        ________________________________________
                                                      Notary Public



                            CORPORATE ACKNOWLEDGMENT


STATE OF    Ohio
        ----------------------------)
                                    )  SS.
COUNTY OF   Montgomery              )
          --------------------------

  BEFORE ME, a Notary Public in and for said county and state, personally appeared the above-named OIOPT Acquisition Corp. by Vince Pisano, its Vice President and Chief Financial Officer, and ___________________________ its ___________________________________, who acknowledged that he/she/they did sign the foregoing instrument for and on behalf of the partnership and that the same is his/her/their free act and deed and the free act and deed of the corporation.

  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Dayton, Ohio, this 14th day of July, 1993.

                                        /s/ Stanley J. Cohen
                                        ---------------------------------------
                                                     Notary Public



STATE OF
        ----------------------------)
                                    )  SS.
COUNTY OF
          --------------------------)
  BEFORE ME, a Notary Public in and for said county and state, personally appeared the above-named __________________________ by _______________________
and __________________________ its partners, who acknowledged that he/she/they did sign the foregoing instrument for and on behalf of the partnership and that the same his/her/their free act and deed and the free act and deed of the partnership.

  IN TESTIMONY WHEREOF, I have hereunto set my hand official seal at _______________________________, this _________ day of _____________________,
  19________.

                                        ______________________________________
                                                     Notary Public

  This instrument prepared by BANK ONE, Dayton NA
                                        ----------------------------------------
  Address of BANK ONE:                  Kettering Tower Dayton, Ohio  45401
                      ----------------------------------------------------------

                                  EXHIBIT "A"

SITUATED IN THE CITY OF MORAINE, COUNTY OR MONTGOMERY, STATE OF OHIO AN BEING LOTS NUMBERED THREE THOUSAND EIGHT HUNDRED FOUR (3804) AND FOUR THOUSAND FOUR HUNDRED SEVENTY THREE (4473) OF THE CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF THE SAID CITY OF MORAINE, OHIO.